REIT WEEK 2012 COMPANY PRESENTATION June 12-14, 2012

FORWARD LOOKING STATEMENTS 2 This presentation contains “forward-looking” statements as defined in the Private Securities Litigation Reform Act of 1995. These statements may be identified, without limitation, by the use of “expects,” “believes,” “intends,” “should” or comparable terms or the negative thereof. Forward-looking statements in this presentation also include all statements regarding expected future financial position, results of operations, cash flows, liquidity, financing plans, business strategy, the expected amounts and timing of dividends and distributions, projected expenses and capital expenditures, competitive position, growth opportunities, potential acquisitions and plans and objectives of management for future operations. These statements are made as of the date hereof and are subject to known and unknown risks, uncertainties, assumptions and other factors—many of which are out of the Company’s control and difficult to forecast—that could cause actual results to differ materially from those set forth in or implied by our forward-looking statements. These risks and uncertainties include but are not limited to: our dependence on Sun Healthcare Group, Inc. (“Sun”) until we are able to further diversify our portfolio; our dependence on the operating success of our tenants; changes in general economic conditions and volatility in financial and credit markets; the dependence of our tenants on reimbursement from governmental and other third-party payors; the significant amount of and our ability to service our indebtedness; covenants in our debt agreements that may restrict our ability to make acquisitions, incur additional indebtedness and refinance indebtedness on favorable terms; increases in market interest rates; our ability to raise capital through equity financings; the relatively illiquid nature of real estate investments; competitive conditions in our industry; the loss of key management personnel or other employees; the impact of litigation and rising insurance costs on the business of our tenants; uninsured or underinsured losses affecting our properties and the possibility of environmental compliance costs and liabilities; our ability to qualify and maintain our status as a REIT; compliance with REIT requirements and certain tax matters related to status as a REIT; and other factors discussed from time to time in our news releases, public statements and/or filings with the Securities and Exchange Commission (the “SEC”), especially the “Risk Factors” sections of our Annual and Quarterly Reports on Forms 10-K and 10-Q. The Company assumes no, and hereby disclaims any, obligation to update any of the foregoing or any other forward-looking statements as a result of new information or new or future developments, except as otherwise required by law. TENANT INFORMATION This presentation includes information regarding Sun. Sun is subject to the reporting requirements of the SEC and is required to file with the SEC annual reports containing audited financial information and quarterly reports containing unaudited financial information. Sun’s filings with the SEC can be found at www.sec.gov. This presentation also includes information regarding each of our other tenants that lease properties from us. The information related to these tenants that is provided in this presentation has been provided by the tenants or, in the case of Sun, derived from Sun’s public filings or provided by Sun. We have not independently verified this information. We have no reason to believe that such information is inaccurate in any material respect. We are providing this data for informational purposes only.

NON-GAAP FINANCIAL MEASURES 3 This presentation includes the following financial measures defined as non-GAAP financial measures by the SEC: EBITDA, EBITDAR, EBITDARM, funds from operations (“FFO”), adjusted FFO (“AFFO”) and normalized AFFO, FFO per diluted share, AFFO per diluted share and normalized AFFO per diluted share. These measures may be different than non-GAAP financial measures used by other companies and the presentation of these measures is not intended to be considered in isolation or as a substitute for financial information prepared and presented in accordance with U.S. generally accepted accounting principles. Facility EBITDAR(M) is defined as earnings before interest, taxes, depreciation, amortization, rent (“EBITDAR”) and management fees (“EBITDARM”) for a particular facility accruing to the operator/tenant of the property (not the Company), for the period presented. Facility EBITDAR(M) Coverage is defined as Facility EBITDAR(M) divided by the same period cash rent for a particular facility. Tenant EBITDAR is defined as Facility EBITDAR, as defined herein, plus EBITDAR (excluding one-time adjustments) for the period presented for all other operations of any entities that guarantee the tenants’ lease obligations to the Company. Tenant EBITDAR Coverage is defined as Tenant EBITDAR divided by the same period rent for all of our facilities plus rent expense for other operations of any entity that guarantees the tenant’s lease obligations to the Company. EBITDA is defined as earnings before interest, taxes, depreciation and amortization. FFO is calculated in accordance with The National Association of Real Estate Investment Trusts’ (“NAREIT”) definition of “funds from operations,” and is defined as net income, computed in accordance with GAAP, excluding gains or losses from real estate dispositions, plus real estate depreciation and amortization. AFFO is defined as FFO excluding non-cash revenues (including straight-line rental income adjustments and amortization of acquired above/below market lease intangibles), non-cash expenses (including stock-based compensation expense and amortization of deferred financing costs), and acquisition pursuit costs. Normalized AFFO represents AFFO adjusted for one-time start-up costs and non-recurring income and expenses. Reconciliations of these non-GAAP financial measures to the GAAP financial measures we consider most comparable are included under “Reconciliation of Net Income to EBITDA, Funds from Operations (FFO), Adjusted Funds from Operations (AFFO) and Normalized AFFO” in this presentation.

4 Strategic Overview

5 FOCUSED STRATEGY BRINGS RESULTS • Capital provider of choice • High quality operators and developers • Regional and local operator focus Strategy • Deals < $100mm • Senior housing/ post- acute/ SNF deals • Long-term, triple-net leases • RIDEA • Development Tactics • Broader tenant base • Portfolio diversification • Leveraged infrastructure • AFFO/dividend growth • Lower cost of capital • Enhanced competitive position Results

6 0 1 2 3 4 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 N u m b er of P ro p ert ies P er T ra n sa ct io n $21.8mm $5.7mm DEPLOYING CAPITAL SELECTIVELY $5.3mm(1) $62.7mm $11.3mm $97.5mm $16.2mm $14.2mm $29.9mm $2.6mm $10.0mm(2) Senior Housing Skilled Nursing/ Post-Acute Care Hospital (1) On December 5, 2011, the Hillside Terrace Mortgage Note was repaid in full at $8.3 million. (2) On March 15, 2012, we entered into a $10.0 million mezzanine loan agreement with an option to purchase the collateral assets (three skilled nursing facilities and one assisted living facility located in Texas). $278.2 million capital invested as of June 11, 2012

7 Sun 100.0% Sun 72.6% Texas Regional Medical Center 6.6% Cadia Portfolio 10.7% Aurora Portfolio 2.2% Pennsylvania Subacute Portfolio 3.4% Other 4.5% As of December 31, 2010 As of March 31, 2012 Acquisitions: tenant diversification through growth Sabra’s Annualized Revenue By Source IMPACT OF ACQUISITIONS Future acquisitions of $150 - $200 million at a GAAP yield of 10.0% could reduce the Sun concentration to 65.7% - 62.8%. Note: Taking into account the annualized revenues from the closed acquisitions after March 31, 2012 Sun’s pro forma Revenue concentration is 70.4% as of March 31, 2012.

OPPORTUNISTIC INVESTING 8 SNF ALF ILF Acute Hospital Equity    Mezzanine Debt  Mortgage Debt     RIDEA   Development    Creative approaches to meet operators’ needs  

9 GROWING STRONG TENANT RELATIONSHIPS Region Public or private Asset focus Cadia NE Private SNF, Memory Care Aurora NE Private SNF Meridian(1) SW Private SNF (1) Sabra currently has a mezzanine loan with Meridian, with an option to purchase three skilled nursing facilities and one assisted living facility located in Texas and owned by the Borrowers. New tenant relationships create valuable growth opportunities

10 ACCRETIVE INVESTMENTS LEAD TO INCREASING STOCKHOLDER VALUE $0.35 $0.40 $0.38 $0.41 $0.38 $0.41 $0.32 $0.32 $0.32 $0.33 $0.33 $0.00 $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 $0.40 $0.45 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Pro Forma Q1 2012 AFFO/share Dividend/share AFFO/share & Dividend/share

11 Sabra’s Portfolio

CURRENT PORTFOLIO (as of March 31, 2012) 1 3 3 2 2 4 4 5 2 1 1 2 13 2 1 8 2 13 3 2 10 States with existing facilities (total: 99 equity & 1 mezzanine loan) Senior Housing (total: 9) Skilled Nursing/ Post-Acute (total: 89) Key real estate portfolio information Equity Investments  Skilled Nursing/Post-Acute  Senior Housing  Acute Care Hospital 89 9 1 Mezzanine Loan Investment 1 TOTAL Investments 100 Bed/ Unit Count  Skilled Nursing  Senior Housing  Acute Care Hospital 10,154 773 70 TOTAL Beds/ Units 10,997 Geographically diversified portfolio of healthcare assets 3 1 Acute Care Hospital (total: 1) 4 1 12 1 2 1 1 1 1 Mezzanine Loan Investment (total: 1)

GEOGRAPHIC DIVERSIFICATION New Hampshire Connecticut Kentucky Ohio Florida Texas Montana Delaware Other States 100 investments in 24 states $99.1 mm annualized revenue 13.1% 11.9% 10.0% 5.3% 7.9% 10.7% 25.1% Number of assets by state 5.3% New Hampshire Connecticut Kentucky Ohio Florida Texas Montana Delware Oklahoma Other States 15.0% 11.0% 15.0% 8.0% 5.0% 28.0% 4.0% 5.0% 4.0% 10.7% 13 Annualized revenue by state 5.0% (as of March 31, 2012) Highest geographic concentration of revenues (in New Hampshire) declined from 18.1% at December 31, 2010 to 13.1% at March 31, 2012.

RENT COVERAGE ANALYSIS

Facility Type	Three Months Ended March 31, 2012[1] Facility EBITDARM Coverage	Facility EBITDAR Coverage	Tenant EBITDAR Coverage[2]	Twelve Months Ended March 31, 2012[1] Facility EBITDARM Coverage	Facility EBITDAR Coverage	Tenant EBITDAR Coverage[2]
Skilled Nursing/ Post-Acute Care[3]	1.54x	1.05x	1.30x	1.85x	1.35x	1.59x
Senior Housing[3][4]	1.36x	1.07x	1.13x	1.55x	1.26x	1.55x
Acute Care Hospital	2.37x	2.16x	2.16x	1.94x	1.84x	1.84x
Total	**1.58x**	**1.12x**	**1.35x**	**1.84x**	**1.37x**	**1.60x**

(1) All coverages are calculated one month in arrears.

(2) Sun's Tenant EBITDAR Coverage for the three months and twelve months ending March 31, 2012 was 1.32x and 1.61x, respectively. On January 4, 2012, Sun issued a press release announcing its 2012 financial outlook and guidance, in which Sun stated that it expected the net impact of the CMS final rule on Medicare reimbursement in 2012 to be between $40 million to $45 million after mitigation strategies were implemented to partially offset the impact of the CMS final rule. Based on Sun's expected 2012 consolidated EBITDAR (earnings before interest, taxes, depreciation, amortization and rent) of between $222.0 and $228.0 million and expected consolidated rents across all of its facilities totaling $148.0 million, Sun's expected 2012 consolidated EBITDAR coverage (Tenant EBITDAR Coverage) would be between 1.50x and 1.54x (Sun's expected 2012 EBITDAR coverage would be between 1.46x and 1.50x before eliminating assets Sun expects to transition to held for sale status in 2012). In addition to Sun, other tenants have undertaken cost and patient mix mitigation activities intended to partially offset the impact of the CMS final rule.

(3) Facility EBITDAR, Facility EBITDARM, and Tenant EBITDAR and related coverages for facilities with new tenants/operators (Aurora, Encore and Creekside) are only included in periods subsequent to our acquisition of the facilities.

(4) Excluding the impact of Creekside, which was not stabilized as of March 31, 2012, the Facility EBITDARM, Facility EBITDAR and Tenant EBITDAR for Senior Housing facilities would have been 1.56x, 1.26x and 1.32x, respectively, for the three months ended March 31, 2012 and 1.61x, 1.31x and 1.61x, respectively, for the twelve months ended March 31, 2012.

SABRA HEALTH CARE REIT, INC.

14

15 Consolidated Tenant EBITDAR coverage(1) Historical overall occupancy Historical SNF portfolio skilled mix(2) STRONG PORTFOLIO PERFORMANCE (as of March 31, 2012) 1.78x 1.70x 1.60x 0.00x 0.50x 1.00x 1.50x 2.00x FY 2011 Q1 2011 Q1 2012 41.4% 40.9% 38.4% 35.0% 37.0% 39.0% 41.0% 43.0% 45.0% FY 2011 Q1 2011 Q1 2012 87.5% 88.1% 87.3% 85.0% 86.0% 87.0% 88.0% 89.0% 90.0% FY 2011 Q1 2011 Q1 2012 (1) Tenant EBITDAR coverage is presented for the trailing twelve months and is presented one month in arrears. (2) Skilled mix, reflecting all CMS cuts, is defined by the total Medicare and non-Medicaid managed care patient revenue divided by the total revenues at skilled nursing facilities for any given period.

16 Financial Overview

FINANCING HIGHLIGHTS 17 Proven track record of access to capital to fund growth Moody’s increased credit rating from B2 to B1 (stable) (April 2012) Amended mortgage indebtedness of $58.9 million reducing pricing by 50 bps (May 2012) Credit facility amended to expand to $200 million (plus $150 million accordion) (February 2012) Obtained $100 million secured revolving credit facility (November 2010) Strong senior notes performance yielding 6.76% (June 1, 2012) Filed Form S-3 shelf registration for up to $500 million of new securities (October 2011) Completed equity offering with $163.9 million net proceeds (August 2011) Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 S&P increased credit rating from B to B+ (stable) & senior unsecured notes rating from B+ to BB- (September 2011) $225 million, 8.125% senior notes due 2018 (October 2010)

FINANCIAL RESULTS 18 FFO/ Normalized AFFO(1) (dollars in millions, except per share data) $7.3 $8.4 $9.2 $12.9 $11.7 $13.2 $- $4.0 $8.0 $12.0 $16.0 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Pro Forma Q1 2012 FFO Normalized AFFO $9.4 $10.3 $12.5 $14.0 $13.7 $15.2 (1) FFO for Q4 2011 excludes the repayment of the Hillside Terrace Mortgage Note, which resulted in a one-time net increase of $1.6 million.

FINANCIAL RESULTS 19 Revenue(1) Leveraging G&A expenses $17.6 $17.6 $17.6 $17.7 $18.0 $18.0 $1.2 $3.9 $8.6 $5.7 $7.6 $- $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Pro Forma Q1 2012 Sun Other Sources $1.2 $1.4 $1.3 $1.1 $1.6 $1.6 $0.3 $1.4 $1.1 $1.3 $0.8 $1.4 $2.2 $2.2 $0.1 $0.2 $2.6 $0.3 $0.5 $0.5 $- $1.0 $2.0 $3.0 $4.0 $5.0 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Pro Forma Q1 2012 Recurring Cash Non-Recurring Cash Non-Cash Transaction Costs $4.3 $4.3 $4.2 $4.7 $2.9 $2.7 (dollars in millions) $17.6 $18.8 $21.5 $26.3 $23.7 $25.6 6.8% 7.4% 6.0% 4.1% 6.8% 6.3% Recurring Cash as a % of Revenue (1) Revenues for Q4 2011 includes a one-time increase of $3.1 million related to the repayment of the Hillside Terrace Mortgage Note

FINANCIAL STRENGTH 20 Consolidated Debt to EBITDA Interest coverage Debt maturities Capital structure(1) 2.49x 2.18x 1.85x 1.76x 1.67x 1.99x 3.47x 3.07x 2.60x 2.50x 2.37x 2.29x 0.00x 1.00x 2.00x 3.00x 4.00x 5.00x 6.00x 7.00x Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Pro Forma Q1 2012 Secured Leverage Unsecured Leverage 4.29x 2.28x 2.97x 3.11x 3.17x 3.42x 0.00x 0.50x 1.00x 1.50x 2.00x 2.50x 3.00x 3.50x Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 $461.1 $441.7 $420.1 $351.7 $446.0 $608.4 $608.4 $225.0 $225.0 $225.0 $225.0 $225.0 $225.0 $225.0 $161.4 $160.7 $159.9 $159.2 $158.4 $157.6 $157.6 $37.5 $- $200 $400 $600 $800 $1,000 $1,200 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Pro Forma Q1 2012 Common Equity Market Value Bonds Mortgage Debt Revolver (dollars in millions) (1) Capital structure does not include effect of cash and cash equivalents on the total enterprise value. $2.4 $3.4 $3.6 $86.0 $1.7 $1.8 $1.9 $2.1 $2.2 $2.4 $49.5 $200.0 $0 $50 $100 $150 $200 $250 Mortgage Notes Revolver Senior Unsecured Notes $225.0 5.25x 5.96x 4.45x 4.26x 4.04x $827.4 $829.4 $847.5 $735.9 $805.0 $991.0 (as of March 31, 2012) $1,028.5

CAPITAL STRUCTURE POISED FOR GROWTH  $200 million revolver ($162.5 available as of June 11, 2012)  Low leverage provides capital structure flexibility  Accordion feature on revolver of $150 million  High yield market (add on or new issue)  Opportunistically access equity markets  Common or preferred  Consider ATM program  Efficient  Match funds  Stable baseline EBITDA  No lease expirations until 2020  Leverage infrastructure  Favorable capital markets environment for health care REITs 21 Acquisitions runway of up to $250 million before deleveraging becomes a priority

FY 2012 GUIDANCE(1) 22 Low High Net income from continuing operations 0.64$ 0.68$ Add: Depreciation and amortization 0.89 0.90 FFO 1.53$ 1.58$ Straight line rent adjustment (0.13) (0.14) Stock based compensation 0.18 0.18 Amortization of deferred financing costs 0.09 0.09 Acquisition pursuit costs 0.04 0.05 AFFO 1.71$ 1.76$ (1) Released on January 10, 2012 and reaffirmed on May 7, 2012. Based on a range of acquisitions from $150 - $200 million during 2012.

23 Make accretive investments Diversify from Sun Diversify payor sources Lower risk Lower cost of capital and enhance competitive position Higher AFFO VIRTUOUS CYCLE

24 Appendix

25 Reconciliation of Net Income to EBITDA, Funds from Operations (FFO), Adjusted Funds from Operations (AFFO) and Normalized AFFO Q1 Q2 Q3 Q4 Actual Pro Forma (1) Net income $ 1.2 $ 2.1 $ 2.3 $ 7.2 $ 4.4 $ 5.5 Interest expense 7.6 7.5 7.7 7.6 7.7 8.0 Depreciation and amortization 6.1 6.3 6.9 7.3 7.3 7.7 EBITDA $ 14.9 $ 15.9 $ 16.9 $ 22.1 $ 19.4 $ 21.2 Net income $ 1.2 $ 2.1 $ 2.3 $ 7.2 $ 4.4 $ 5.5 Depreciation and amortization of real estate assets 6.1 6.3 6.9 7.3 7.3 7.7 Funds from Operations (FFO) $ 7.3 $ 8.4 $ 9.2 $ 14.5 $ 11.7 $ 13.2 Straight-line rental income adjustments - (0.1) (0.6) (1.4) (1.0) (1.3) Acquisition pursuit costs 0.1 0.2 2.6 0.3 0.5 0.5 Stock-based compensation expense 1.1 1.3 0.8 1.4 2.2 2.2 Amortization of deferred financing costs 0.6 0.5 0.5 0.5 0.6 0.6 Adjusted Funds from Operations (AFFO) $ 9.1 $ 10.3 $ 12.5 $ 15.3 $ 14.0 $ 15.2 Star -up costs 0.3 - - - - - Hillside Terrace interest income, net of expense - - - (1.6) - - Normalized AFFO $ 9.4 $ 10.3 $ 12.5 $ 13.7 $ 14.0 $ 15.2 (1) Pro forma assumes the acquis i tions and related borrowings to finance the acquis i tions during 2012 were completed as of January 1, 2012 (dol lars in mi l l ions , except per share data) Three Months Ended March 31, 20122011